ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Item 1. Schedule of Investments.

The Registrant invests substantially all of its assets in AIP Alternative Lending Fund A (CIK 0001709447, Investment Company Act file number 811-23265, the “Master Fund”). As of June 30, 2026, the Registrant invested $436,490,420 in the Master Fund, representing 114.44% of the Registrant’s net assets (along with approximately 14.44% of other liabilities, less assets), and representing 45.72% of the Master Fund’s net assets. The Master Fund has included a schedule of investments as of June 30, 2026, in its filing on Form N-PORT made available on the Securities and Exchange Commission website at http://www.sec.gov.

Notes to Schedule of Investments

Portfolio Valuation

AIP Alternative Lending Fund P (the “Fund”) is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in the Master Fund. Valuation of investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s schedule of investments. The Fund records its investment in the Master Fund at fair value, which is represented by the Fund’s proportionate interest in the net assets of the Master Fund.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2026. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

As of June 30, 2026, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$447,554,278
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(61,398,812)
Net tax unrealized appreciation/depreciation on investments	$(61,398,812)